UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

KNOW LABS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37479	90-0273142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

619 Western Avenue, Suite 610, Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

(206) 903-1351

(Registrant's telephone number, including area code)

_________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	KNW	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement

On June 5, 2025, Know Labs, Inc., a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement, dated as of the date thereof (the “Purchase Agreement”), with Goldeneye 1995 LLC, a Nevada limited liability company (the “Buyer”), whereby the Company has agreed to issue an amount of shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) to the Buyer in a private placement (the “Private Placement”) equal to the Purchase Price (as defined below) divided by the per Share purchase price of $0.335.  The aggregate purchase price for the Shares to be purchased by the Buyer at the closing of the Private Placement (the “Closing”) is an amount equal to: (i) 1,000 Bitcoin plus (ii) a cash amount of no less than $12 million and up to $15 million (the “Purchase Price”).

The board of directors of the Company unanimously adopted and approved the Purchase Agreement and the transactions contemplated thereby, and, subject to the terms and conditions of the Purchase Agreement, resolved to recommend that the Company’s stockholders approve the Company Stockholder Matters (as defined below)

The Purchase Agreement includes customary representations, warranties and covenants of the Company and the Buyer.  Subject to certain exceptions, the Company has agreed, among other things, to covenants relating to the conduct of its business during the interim period between the execution of the Purchase Agreement and Closing. In addition, subject to certain exceptions, the Company has agreed to covenants relating to the submission of the proxy statement to the Company’s stockholders at a meeting thereof  for approval of (i) the issuance of the Common Shares, and the change of control of the Company resulting therefrom, (ii) an amendment to the Company’s certificate of incorporation (the “Company Charter”) to (x) increase the number of authorized shares of Common Stock, and (y) make such other changes as are mutually agreeable to Buyer and the Company (the “Company Charter Amendment”), (iii) elect the directors of the Company as contemplated by the Purchase Agreement, (iv) if requested by Buyer, increase the number of authorized Common Stock available under the Company’s 2021 equity incentive plan and (v) any other proposals that the Buyer and the Company deem necessary or desirable to consummate the Private Placement (the “Company Stockholder Matters”, such meeting, the “Company Stockholder Meeting”).

The Company is also subject to customary “no-shop” restrictions on the Company’s ability to solicit alternative acquisition proposals, to furnish information to, and participate in discussions or negotiations with, third parties regarding any alternative acquisition proposals.

The Closing is subject to the satisfaction or, to the extent permitted by law, the waiver of certain conditions including, among other things, (i) the Company’s stockholders shall have approved the Company Stockholder Matters, (ii) the Company shall have filed the amendment to the Company Charter, (ii) the Company’s current holders of shares of Series C Convertible Preferred Stock par value $0.001 per share (the “Series C Preferred Stock”) and Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”) shall have converted all shares of Series C Preferred Stock and Series D Preferred Stock into the Common Stock, (iii) the termination of certain Company contracts, (iv) the termination of certain liens of the Company, (v) the repayment of the Closing Indebtedness (as defined in the Purchase Agreement), (vi) no law or order preventing the Private Placement and the other transactions contemplated by the Purchase Agreement, (vii) the Common stock shall have been designated for quotation or listed on the New York Stock Exchange American LLC (the “Principal Market”) and shall not have been suspended by the SEC or the Principal Market from trading on the Principal Market, (viii) the Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Common Stock, (ix) the Company shall have amend certain employment agreements, (x) the consent and waiver of rights from Lind Global Fund II LP shall remain in full force and effect, (xi) the terms of the lease shall be amended in accordance with the Purchase Agreement and (xi) other customary closing conditions.

The Purchase Agreement also includes customary termination rights for the Company and the Buyer. The Company and the Buyer may agree to terminate the Purchase Agreement by mutual written consent. Either the Company or the Buyer may terminate the Purchase Agreement if (i) the Closing has not occurred on or before October 3, 2025, (ii) a court of competent jurisdiction or other governmental body shall have issued a final and non-appealable order, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Purchase Agreement, (iii) the required approvals by the Company’s stockholders are not obtained at the Company’s stockholder meeting, (iv) the other party breaches any representation, warranty or covenant that results in the failure of the related closing condition to be satisfied, subject to a cure period in certain circumstances.  The Buyer may terminate the Purchase Agreement if the Common Stock has been suspended by the SEC or the Principal Market from trading on the Principal Market.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

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Voting and Support Agreement

In connection with the Purchase Agreement, on or prior to June 5, 2025, certain stockholders of the Company, the Company and the Buyer have entered into Voting and Support Agreements (the “Support Agreements”), pursuant to which, among other things, each such stockholder has agreed, on the terms and subject to the conditions set forth therein, (i) to vote all of their respective voting shares in the Company, collectively constituting approximately 37% of the total voting power of the Common Stock as of the date of the Purchase Agreement, in favor of the approval of the Purchase Agreement and other transactions contemplated by the Purchase Agreement and (ii) certain other matters in connection with the transactions as contemplated thereby.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Support Agreements, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Registration Rights Agreement

In connection with the Private Placement, the Company has agreed to enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchaser and the Banker (as defined below). The Registration Rights Agreement requires the Company to register the Shares and the Fee Shares (as defined below) for resale by the Purchaser and the Banker, respectively, on a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission (“SEC”), under the Securities Act of 1933, as amended (the “Securities Act”) within 30 days of the Closing (the “Filing Date’) and have such registration statement declared or deemed effective by the SEC on or prior to the earlier of (i) the sixtieth (60th) calendar day after the Filing Date if the SEC reviews the Form S-1 or (ii) the thirtieth (30th) calendar day after the Filing Date if the SEC does not review the Form S-1.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 is incorporated herein by reference.

As described in Item 1.01, under the terms of the Purchase Agreement, the Company has agreed to issue the Shares to the Purchaser.

In addition, in connection with the Private Placement, J.V.B Financial Group, LLC (the “Banker”), acting through its Cohen & Company Capital Markets division, acted as Buyer’s exclusive financial advisor and is entitled to receive a transaction fee in connection with the Closing. The Buyer has agreed to pay such fee by issuing to the Banker at Closing an amount of shares of Common Stock equal to 2% of the post-Closing Company Common Stock (the “Fee Shares”).

The above issuances and sales will be exempt from registration under the Securities Act, pursuant to Section 4(a)(2) thereof.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Peter Conley

On June 5, 2025, the Company and Peter Conley entered into an amendment (the “Conley Amendment”) to the employment agreement by and between the Company and Mr. Conley dated as of May 13, 2022 (the “Conley Employment Agreement”). The Conley Amendment provides that Mr. Conley’s employment term will terminate automatically upon the consummation of the transactions contemplated by Purchase Agreement. If the transactions contemplated by the Purchase Agreement are not consummated on or before October 3, 2025, the Conley Amendment will be void and of no effect. Except as amended by the Conley Amendment, the Conley Employment Agreement remains in full force and effect.

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Ronald Erickson

On June 5, 2025, the Company and Ronald Erickson executed an amendment (the “Erickson Amendment”) to the amended employment agreement by and between the Company and Mr. Erickson dated as of March 22, 2018 (the “Erickson Employment Agreement”). The Erickson Amendment reduced Mr. Erickson’s annual base salary from $500,000 to $375,000, effective upon consummation of the transactions contemplated by the Purchase Agreement. In addition, the definition of “Good Reason” in Section 6(c) was amended to provide that a material diminution in Mr. Erickson’s office, title or duties shall no longer constitute “Good Reason” (as defined in the Erickson Employment Agreement). The Erickson Amendment also clarifies that the transactions contemplated by the Purchase Agreement shall not constitute a “Change of Control” for purposes of the definition of “Good Reason” in the Erickson Employment Agreement. If the transactions contemplated in the Purchase Agreement are not consummated on or before October 3, 2025, the Erickson Amendment will be void and of no effect. Except as amended by the Erickson Amendment, the Erickson Employment Agreement remains in full force and effect.

Item 7.01 Other Events

Press Release

On June 6, 2025, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Important Information and Where to Find it

This communication relates to a proposed transaction between the Company and the Buyer. In connection with this proposed transaction, the Company will file a proxy statement on Schedule 14A or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the definitive proxy statement, when available, and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at https://ir.knowlabs.co/ or by contacting the Company’s primary investor relations contact by email at ask@knowlabs.com or by phone at (206) 903-1351.

Participants in Solicitation

The Company, its respective directors and certain of its respective executive officers, the Buyer and Mr. Greg Kidd may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company, their ownership of its common stock, and  transactions with related persons is set forth in its Annual Report on Form 10-K for the fiscal year ended September 30, 2024, which was filed with the SEC on November 14, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/1074828/000165495424014480/knwn_10k.htm), in its proxy statement on Schedule 14A for its 2024 Annual Meeting of Stockholders in the sections entitled “Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Party Transactions”, which was filed with the SEC on August 12, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/1074828/000165495424010344/knwn_def14a.htm), certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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Forward Looking Statements.

This release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements.  Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” strategy,” “future,” “likely,” “may,”, “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the current intent, beliefs, expectations and assumptions of the Company, its directors or its officers regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of its control.  The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. No forward-looking statement is a guarantee of future performance.  Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause the Company’s  actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) fluctuations in the market price of Bitcoin and any associated impairment charges that the Company may incur as a result of a decrease in the market price of Bitcoin below the value at which the Company’s Bitcoin are carried on its balance sheet; (ii) the effect of and uncertainties related the ongoing volatility in interest rates; (iii) the Company’s  ability to achieve and maintain profitability in the future; (iv) the timing to consummate the proposed transaction, (v) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (vi) the impact  of the regulatory environment on the Company’s business and complexities with compliance related to such environment including changes in securities laws or other laws or regulations; (vii) changes in the accounting treatment relating to the Company’s Bitcoin holdings; (viii) the Company’s ability to respond to general economic conditions; (ix) the Company’s ability to manage its r growth effectively and its expectations regarding the development and expansion of its business; (x) the Company’s  ability to access sources of capital, including debt financing and other sources of capital to finance operations and growth and (xi) other risks and uncertainties more fully in the section captioned “Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended September 30, 2024, Forms 10-Q and 8-K, and other reports file with the SEC from time to time. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. Forward-looking statements contained in this announcement are only made as of this date, and the Company undertakes no duty to update such information after the date of this announcement except as required under applicable law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated June 5, 2025, by and between the Company and the Buyer.
10.2	Form of Support Agreement, by and between the Company, the Buyer and certain stockholders.
10.3	Form of Registration Rights Agreement by and between the Company, the Buyer and the Banker.
10.4*	Amendment No. 1 to the Amended Employment Agreement of Ronald Erickson
10.5*	Amendment No. 1 to the Employment Agreement of Peter Conley
99.1	Press Release, dated June 6, 2025.

* Management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KNOW LABS, INC.

Date: June 6, 2025	By:	/s/ Ronald P. Erickson
	Name:	Ronald P. Erickson
	Title:	Chief Executive Officer

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